                                                                   EXHIBIT 99(a)
                        KEYCORP STUDENT LOAN TRUST 2000-B

                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)



Distribution Date:  October 25, 2004



(i)      Amount of principal being paid or distributed in respect of the Class A-1 Notes:
                             $0.00
            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-1 Notes)
            -----------------------
(ii)     Amount of principal being paid or distributed in respect of the Class A-2 Notes:
                    $14,966,709.85
            -----------------------
           (            $0.0000309 , per $1,000 original principal amount of Class A-2 Notes)
            -----------------------
(iii)    Amount of interest being paid or distributed in respect of the Class A-1 Notes:
                             $0.00
            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-1 Notes)
            -----------------------
(iv)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:
                     $1,739,842.47
            -----------------------
            (          $ 0.0000036 , per $1,000 original principal amount of Class A-2 Notes)
            -----------------------
(v)      Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

         (1) Distributed to Class A-1 Noteholders:
                             $0.00
            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-1 Notes)
            -----------------------

         (2) Distributed to Class A-2 Noteholders:
                             $0.00
            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-2 Notes)
            -----------------------
         (3) Balance on Class A-1 Notes:
                             $0.00
            -----------------------

            -----------------------

            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-1 Notes)
            -----------------------

         (4) Balance on Class A-2 Notes:
                             $0.00
            -----------------------
           (                   $ - ,-per $1,000 original principal amount of Class A-2 Notes)
            -----------------------
(vi)     Payments made under the Cap Agreement on such date: October 22, 2004
                                                             ------------------
           (                 $0.00 with respect to the Class A-1 Notes,
            -----------------------
           (                 $0.00 with respect to the Class A-2 Notes;
            -----------------------
            and the total outstanding amount owed to the Cap Provider:
                                                                       -----------------
(vii)    Pool Balance at the end of the related Collection Period:   $334,418,736.92
                                                                     ----------------
(viii)   After giving effect to distributions on this Distribution Date:
         (a) (1)  Outstanding principal amount of Class A-1 Notes:               $0.00
                                                                            -----------
             (2)  Pool Factor for the Class A-1 Notes:            -
                                                        -----------------

         (b) (1)  Outstanding principal amount of Class A-2 Notes:   $334,418,736.92
                                                                     ---------------
             (2)  Pool Factor for the Class A-2 Notes: 0.68952317
                                                     -------------


(ix)     Note Interest Rate for the Notes:
         (a) In general
             (1) Three-Month Libor was
                      1.6600000% for the period
                 ---------------
             (2) The Student Loan Rate was:       4.1566766%
                                             ---------------
         (b) Note Interest Rate for the Class A-1 Notes:     1.7800000% (Based on 3-Month LIBOR)
                                                        ---------------
         (c) Note Interest Rate for the Class A-2 Notes:     1.9700000% (Based on 3-Month LIBOR)
                                                        ---------------

(x)          Amount of Master Servicing Fee for  related Collection Period:       $423,285.77
                                                                              ---------------
                    $0.000002822 , per $1,000 original principal amount of Class A-1 Notes.
                 ---------------
                    $0.000000873 , per $1,000 original principal amount of Class A-2 Notes.
                 ---------------

(xi)         Amount of Administration Fee for related Collection Period:   $3,000.00
                                                                          -----------
                    $0.000000020  , per $1,000 original principal amount of Class A-1 Notes.
                 ---------------
                    $0.000000006  , per $1,000 original principal amount of Class A-2 Notes.
                 ---------------

(xii)    (a) Aggregate amount of Realized Losses (if any) for the related Collection Period:  $666,739.52
                                                                                              ------------

         (b) Delinquent Contracts                      # Loans               %        $ Amount           %
                                                       -------               -        --------           -
             30-60 Days Delinquent                         606             2.04%     $6,538,724         2.19%
             61-90 Days Delinquent                         274             0.92%     $3,538,507         1.18%
             91-120 Days Delinquent                        180             0.61%     $2,151,268         0.72%
             More than 120 Days Delinquent                 227             0.77%     $2,812,101         0.94%
             Claims Filed Awaiting Payment                 117             0.39%     $1,072,494         0.36%
                                                         -----             ----    ------------         ----
                TOTAL                                    1,404             4.74%   $ 16,113,094         5.40%


         (c) Amounts of any Insured Payments made under the Securities Guaranty Ins Policy:             $0.00

         (d) Reserve Account Balance                                                            $6,114,245.32
                                                                                              -------------------
             Draw for this Distribution Date                                                            $0.00
                                                                                              -------------------
(xvi)    Amount of Insurer Premium paid to the Securities Insurer on such Distribution Date:       $76,000.00
                                                                                              -------------------
(xvii)   Amount received from Securities Insurer with respect to the Securities Guaranty Insurance Policy:
                                                                                                         --------
(xviii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant
         to the Securities Guaranty Insurance Policy:     $0.00
                                                      ---------
(xix)    The Trust Swap Pymt Amount paid to the Swap Counterparty on such Dist Date:                $7,960.91
                                                                                              -------------------
         The Amount of any Net Trust Swap Pymt Carryover Shortfall for such Dist Date:                  $0.00
                                                                                              -------------------
         The Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                     $0.00
                                                                                              -------------------
         The Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                     $0.00
                                                                                              -------------------
         and the amount of any Termination Pymt either paid by or made to the Trust on
         such Distribution Date:                                                              -------------------

                                   Page 6 of 6




10/20/04 2:29 PM